                                  EXHIBIT 99.1

                      INDEX TO M2 LTD. FINANCIAL STATEMENTS

                                                                                                          Page
                                                                                                         ------
AUDITED FINANCIAL STATEMENTS OF M2 LTD.

     Independent Auditor's Report                                                                           1

     Balance Sheets - August 31, 2000 and 1999                                                            2 - 3

     Statements of Stockholder's Equity (Deficit) for the Twelve
        Months Ended August 31, 2000 and 1999                                                               4

     Statements of Operations for the Twelve Months Ended
        August 31, 2000 and 1999                                                                            5

     Statements of Cash Flows for the Twelve Months Ended
        August 31,2000 and 1999                                                                           6 - 7

     Notes to the Financial Statements                                                                   8 - 12

UNAUDITED FINANCIAL STATEMENTS OF M2 LTD.

     Accountant's Compilation Report                                                                       13

     Balance Sheet - February 28, 2001                                                                   14 - 15

     Statement of Stockholder's Equity (Deficit) for the Six Months
        Ended February 28, 2001                                                                            16

     Statement of Operations for the Six Months Ended
     February 28, 2001                                                                                     17

     Statement of Cash Flows for the Six Months Ended
        February 28, 2001                                                                                  18

     Notes to the Unaudited Financial Statements                                                         19 - 20


To the Officers and Board of Directors
M2 Ltd.

         We have audited the accompanying balance sheets of M2 Ltd. as of August 31, 2000 and 1999, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended.
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M2 Ltd. as of August 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.




                                        /s/ GROSS, MENDELSOHN & ASSOCIATES, P.A.

December 7, 2000

                                     M2 LTD.
                                 BALANCE SHEETS
                            AUGUST 31, 2000 AND 1999


                                                                                             2000              1999
                                                                                             ----              ----
                                                     ASSETS

CURRENT ASSETS
    Cash                                                                                   $  9,848          $ 89,040
    Accounts receivable, net of allowance for doubtful accounts
       (2000 - $66,000; 1999 - none) (Note 2)                                               342,077           209,497
    Unbilled services (Note 2)                                                              168,819            25,278
    Miscellaneous receivables                                                                   751             1,543
    Other current assets                                                                        -0-             3,225
                                                                                           --------          --------
       Total Current Assets                                                                 521,495           328,583
                                                                                           --------          --------

PROPERTY AND EQUIPMENT (Notes 2, 3, 4, and 5)
    Computer equipment                                                                      181,015           163,635
    Office furniture and equipment                                                           84,750            68,646
    Leasehold improvements                                                                   20,878            20,336
                                                                                           --------          -------
       Total Cost                                                                           286,643           252,617

    Less:  Accumulated depreciation                                                         167,365           139,147
                                                                                           --------          --------
       Net Property and Equipment                                                           119,278           113,470
                                                                                           --------          --------
OTHER ASSETS
    Computer software, net of amortization (2000 - $63,313;
       1999 - $49,211) (Note 2)                                                              10,726            17,239
    Refundable deposits                                                                       2,447             2,447
                                                                                           --------          --------
       Total Other Assets                                                                    13,173            19,686
                                                                                           --------          --------

TOTAL ASSETS                                                                               $653,946          $461,739
                                                                                           ========          ========

                                                                                             2000              1999
                                                                                             ----              ----

                                    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
    Accounts payable and accrued expenses                                                 $ 563,596        $  430,352
    Short-term bank borrowings (Note 4)                                                      94,186            95,395
    Current maturities of long-term debt (Note 5)                                            14,968            10,932
    Due to parent company (Notes 1 and 8)                                                    53,585               -0-
    Loans payable (Note 8)                                                                    7,097            49,443
    Taxes withheld from wages                                                               109,935           114,539
    Deferred revenues (Note 2)                                                               93,010           451,306
    Other current liabilities                                                                 6,749             1,365
                                                                                          ---------        ----------
       Total Current Liabilities                                                            943,126         1,153,332

LONG-TERM DEBT, net of current maturities (Note 5)                                           36,473            17,830
                                                                                          ---------        ----------

TOTAL LIABILITIES                                                                           979,599         1,171,162
                                                                                          ---------        ----------
COMMITMENTS (Note 9)

STOCKHOLDERS' EQUITY (DEFICIT) Common stock, $1 par value:
       Authorized - 100,000 shares
       Issued and outstanding - 66,200 shares                                                66,200            66,200
    Additional paid-in capital                                                              513,522            13,522
                                                                                          ---------        ----------
       Total Paid-in Capital                                                                579,722            79,722
    Retained earnings (deficit)                                                            (905,375)         (789,145)
                                                                                          ---------        ----------
       Total Stockholders' Equity (Deficit)                                                (325,653)         (709,423)
                                                                                          ---------        ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                      $ 653,946        $  461,739
                                                                                          =========        ==========



   The accompanying notes are an integral part of these financial statements.

                                     M2 LTD.
                  STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                      YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                                                              TOTAL
                                                                          ADDITIONAL                       STOCKHOLDERS'
                                                           COMMON          PAID-IN         RETAINED           EQUITY
                                                           STOCK           CAPITAL         EARNINGS          (DEFICIT)
                                                           ------         ----------       --------        -------------
BALANCES - August 31, 1998                                 $63,700         $ 11,243       $(725,361)         $(650,418)

Proceeds from sale of 2,500 shares of
    common stock                                             2,500            2,279             -0-              4,779

Net loss for the year ended August 31, 1999                    -0-              -0-         (63,784)           (63,784)
                                                           -------         --------       ---------          ---------

BALANCES - August 31, 1999                                  66,200           13,522        (789,145)          (709,423)

Additional paid-in capital received during the
    year ended August 31, 2000 (Note 1)                        -0-          500,000             -0-            500,000

Net loss for the year ended August 31, 2000                    -0-              -0-        (116,230)          (116,230)
                                                           -------         --------       ---------          ---------

BALANCES - August 31, 2000                                 $66,200         $513,522       $(905,375)         $(325,653)
                                                           =======         ========       =========          =========



    The accompanying notes are an integral part of this financial statement.

                                     M2 LTD.
                            STATEMENTS OF OPERATIONS
                      YEARS ENDED AUGUST 31, 2000 AND 1999

                                                    2000                        1999
                                                    ----                        ----
REVENUES (Note 2)                                $3,171,773                  $2,515,572

DIRECT EXPENSES                                   1,961,276                   1,511,354
                                                 ----------                  ----------

GROSS PROFIT                                      1,210,497                   1,004,218
                                                 ----------                  ----------

OPERATING EXPENSES
    Sales and marketing expenses                    345,592                     277,713
    General and administrative expenses             931,744                     753,643
                                                 ----------                  ----------
       Total Operating Expenses                   1,277,336                   1,031,356
                                                 ----------                  ----------

OPERATING LOSS                                      (66,839)                    (27,138)
                                                 ----------                  ----------

OTHER INCOME (EXPENSE)
    Miscellaneous income                              6,744                      10,018
    Interest expense                                (56,135)                    (46,664)
                                                 ----------                  ----------
       Net Other Expense                            (49,391)                    (36,646)
                                                 ----------                  ----------

LOSS BEFORE INCOME TAXES                           (116,230)                    (63,784)

PROVISION FOR INCOME TAXES (Note 7)                     -0-                         -0-
                                                 ----------                  ----------

NET LOSS                                         $ (116,230)                  $ (63,784)
                                                 ==========                   =========



   The accompanying notes are an integral part of these financial statements.

                                     M2 LTD.
                            STATEMENTS OF CASH FLOWS
                      YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                                            2000              1999
                                                                                            ----              ----
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                                              $(116,230)         $(63,784)
    Adjustments to reconcile net loss to net cash
       provided by (used in) operating activities:
          Depreciation and amortization                                                      50,037            44,176
          Provision for doubtful accounts                                                    66,035               -0-
          Changes in operating assets and liabilities:
              Accounts receivable                                                          (198,615)          (31,317)
              Unbilled services                                                            (143,541)          (16,857)
              Refundable income taxes                                                           -0-            21,849
              Accounts payable and accrued expenses                                         133,244            67,909
              Taxes withheld from wages                                                      (4,604)           81,241
              Deferred revenues                                                            (358,296)           22,876

                                                                                              9,880              (776)
                                                                                          ---------          --------
       Net Cash Provided by (Used in) Operating Activities                                 (562,090)          125,317
                                                                                          ---------          --------

CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property and equipment                                                   (42,211)          (27,981)
    Acquisition of computer software                                                         (7,600)           (5,879)
                                                                                          ---------          --------
       Net Cash Used in Investing Activities                                                (49,811)          (33,860)
                                                                                          ---------          --------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from sale of common stock                                                          -0-             4,779
    Proceeds of long-term debt                                                               37,386               -0-
    Reduction of long-term debt                                                             (14,707)          (10,150)
    Net reduction in short-term bank borrowings                                              (1,209)           (1,046)
    Net increase in (reduction of) loans payable                                            (42,346)              996
    Capital contribution from parent company                                                500,000               -0-
    Advances from parent company                                                             53,585               -0-
                                                                                          ---------          --------
       Net Cash Provided by (Used in) Financing Activities                                  532,709            (5,421)
                                                                                          ---------          --------

NET INCREASE (DECREASE) IN CASH                                                             (79,192)           86,036

CASH AT BEGINNING OF PERIOD                                                                  89,040             3,004
                                                                                          ---------          --------

CASH AT END OF PERIOD                                                                     $   9,848          $ 89,040
                                                                                          =========          ========



   The accompanying notes are an integral part of these financial statements.

                                     M2 LTD.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                      YEARS ENDED AUGUST 31, 2000 AND 1999



                                                                                            2000              1999
                                                                                            ----              ----

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

    Interest paid                                                                         $ 41,171          $ 47,132
                                                                                          ========          ========

    Income taxes refunded                                                                  $   -0-          $ 21,849
                                                                                          ========          ========

    Noncash investing and financing activities:

       Capital lease obligations incurred in connection with
          acquisition of property and equipment                                            $   -0-          $ 21,089
                                                                                          ========          ========



   The accompanying notes are an integral part of these financial statements.

                                     M2 LTD.
                          Notes to Financial Statements
                            August 31, 2000 and 1999



Note 1:  Organization

       M2 Ltd. (the Company) is engaged in language translation, globalization, and localization, primarily through the use of computer software that enables businesses to communicate and market to their customers in their native language. The Company was organized as a Maryland corporation on August 27, 1979. In April, 2000, the Company's stockholders entered into an agreement with Salesmation.com, Inc. (Salesmation) whereby all of the outstanding shares of the Company's common stock were acquired by Salesmation in exchange for 200,000 shares of Salesmation's common stock. In connection with the stock exchange, Salesmation agreed to make a capital contribution to the Company in the amount of $500,000.

Note 2:  Summary of Significant Accounting Policies

       The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States. Following is a description of the most significant of those policies:

              USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

              ACCOUNTS RECEIVABLE: Provision is made for doubtful accounts based on anticipated collection losses. Estimated losses are determined from historical collection experience and a review of outstanding receivables. The Company does not require collateral or other security to support accounts receivable.

              REVENUE RECOGNITION: Revenues for translation services are recognized when the services are rendered. Services provided prior to the actual billings for such services are recorded as "unbilled services." Billings made in advance of services rendered, resulting primarily from the receipt of advance deposits, are recorded as "deferred revenues."

              PROPERTY AND EQUIPMENT: Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed under the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and routine repairs are charged to expense as incurred; expenditures for improvements and major repairs that materially extend the useful lives of assets are capitalized.

                                     M2 LTD.
                          Notes to Financial Statements
                            August 31, 2000 and 1999


Note 2:  Summary of Significant Accounting Policies (Continued)

              COMPUTER SOFTWARE: The cost of purchased software is capitalized and amortized under the straight-line method based on the estimated useful life of the software.

              ADVERTISING: Costs associated with advertising are expensed in the year incurred and included in operating expenses. Total advertising and promotion expense for the years ended August 31, 2000 and 1999 was $46,042 and $34,806, respectively.

              INCOME TAXES: Deferred income taxes and deferred income tax benefits are provided to reflect the tax effect of temporary differences between financial and income tax reporting.

Note 3:  Property and Equipment

       Accumulated depreciation as of August 31, 2000 and 1999, respectively, for each classification of depreciable property is as follows:

                                                                            2000                    1999
                                                                            ----                    ----
              Computer equipment                                          $122,567                $102,134
              Office furniture and equipment                                39,882                  33,241
              Leasehold improvements                                         4,916                   3,772
                                                                          --------                --------

                  Total                                                   $167,365                $139,147
                                                                          ========                ========


       Depreciation expense for the years ended August 31, 2000 and 1999 was $35,935 and $30,077, respectively.

Note 4:  Short-Term Bank Borrowings

       The Company has a $100,000 line of credit with Potomac Valley Bank. Borrowings under the line of credit bear interest at the bank's prime rate plus 1.75% (11.25% as of August 31, 2000). The Company has granted the bank a continuing security interest in all of its assets, both tangible and intangible, as collateral. The line of credit is personally guaranteed by two of the Company's former stockholders (see Note 1) and is also secured by a deed of trust on certain real property owned by them. The amount due under the credit facility at August 31, 2000 was $94,186 (August 31, 1999 - $95,395).

                                      M2 LTD.
                          Notes to Financial Statements
                            August 31, 2000 and 1999



Note 5:  Long-Term Debt

        Long-term debt as of August 31, 2000 and 1999, respectively, consists of the following obligations:

                                                                                     2000                    1999
                                                                                     ----                    ----
              Notepayable - Potomac Valley Bank, interest at bank's prime rate plus 2% (11.5% as of August 31, 2000), pay- able in monthly principal installments plus interest through October, 2000, collateralized by a security interest in
                  all tangible and intangible property                             $  1,228                $  9,165

              Notepayable - former stockholder, unsecured, interest at 9.75%, payable in equal monthly installments of principal and
                  interest totaling $1,000
                  through October, 2003                                              32,831                       0

              Capital lease obligation (see Note 6)                                  17,382                  19,597
                                                                                   --------                --------

                  Total                                                              51,441                  28,762

              Less:  Current maturities                                              14,968                  10,932
                                                                                   --------                --------

                  Non-Current Maturities                                            $36,473                 $17,830
                                                                                    =======                 =======


       The aggregate annual maturities of long-term debt, including capital lease obligations, subsequent to August 31, 2000 are as follows:

                Year ending August 31:
                         2001                                                          $14,968
                         2002                                                           14,703
                         2003                                                           16,770
                         2004                                                            5,000
                                                                                       -------
                                                                                       $51,441
                                                                                       =======

                                      M2 LTD.
                          Notes to Financial Statements
                            August 31, 2000 and 1999


Note 6:  Capital Lease

       The Company leases office equipment under a noncancelable capital lease. Office equipment having a cost of $21,089 represents equipment under the lease as of August 31, 2000 and 1999. The charge to income resulting from amortization of the cost of the equipment is included in depreciation. Accumulated amortization of leased equipment as of August 31, 2000 was $4,770 (1999 - $1,757). As of August 31, 2000, future minimum lease payments under the capital lease, summarized by fiscal year, are as follows:

                Year ending August 31:
                         2001                                                          $ 8,488
                         2002                                                            6,791
                         2003                                                            6,791
                         2004                                                            2,829
                                                                                       -------

              Total minimum lease payments                                              24,899

              Less:  Amount representing interest                                        7,517
                                                                                       -------

              Present value of future minimum lease payments                           $17,382
                                                                                       =======


Note 7:  Income Taxes

       The Company computes deferred income taxes under the provisions of Statement of Financial Accounting Standards No. 109, which requires the use of an asset and liability method of accounting for income taxes. Statement No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that a portion of the deferred income tax benefits will not be realized. Because of the uncertainty regarding the realization of the deferred income tax benefits in future years, the Company has recorded a valuation allowance for the entire amount of the net deferred tax benefit.

                                      M2 LTD.
                          Notes to Financial Statements
                            August 31, 2000 and 1999


Note 7:  Income Taxes (Continued)

       Following is a summary of the tax effects of temporary differences between financial and income tax accounting and of operating loss carryforwards as of August 31, 2000 and August 31, 1999, respectively:


                                                                            2000                    1999
                                                                            ----                    ----
              Deferred tax assets:
                  Net operating loss carryforward                         $120,017                $ 20,069
                  Method of accounting                                      35,168                 116,387
                                                                          --------                --------
                                                                           155,185                 136,456
              Deferred tax liabilities:
                  Depreciation methods                                      (4,590)                 (5,500)
                                                                          --------                --------
              Net deferred tax benefit                                     150,595                 130,956
              Less:  Valuation allowance                                   150,595                 130,956
                                                                          --------                --------
                                                                          $      0                $      0
                                                                          ========                ========

As of August 31, 2000, the Company has available for income tax purposes a net operating loss carryforward of approximately $572,000 which expires in varying amounts through 2020.

Note 8:  Related Party Transactions

       DUE TO PARENT COMPANY: As of August 31, 2000, the Company was indebted to its parent company, Salesmation.com, Inc., in the amount of $53,585 as the result of various advances for working capital needs. The advances are unsecured, non-interest bearing, and have no specific terms of repayment.

       LOANS PAYABLE: The Company is indebted to certain of its former stockholders as the result of various loans and advances. The amount of the indebtedness as of August 31, 2000 and 1999 was $7,097 and $49,443, respectively. The loans are unsecured, non-interest bearing, and have no specific terms of repayment.

       NOTE PAYABLE - FORMER STOCKHOLDER: The Company is indebted to a former stockholder as the result of a loan from the stockholder. See Note 5 for details relative to the obligation.

Note 9:  Lease Commitment

       The Company occupies its facilities under a noncancelable lease with an original lease term of three years. The lease terminates in December, 2000. Rent expense for the years ended August 31, 2000 and 1999 was $156,218 and $152,942, respectively. The future minimum rental commitment under the lease as of August 31, 2000 was $52,115.

To the Officers and Board of Directors
M2  Ltd.


         We have compiled the accompanying balance sheet of M2 Ltd. as of February 28, 2001 and the related statements of operations, stockholders' equity (deficit), and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.





                                        /s/ GROSS, MENDELSOHN & ASSOCIATES, P.A.

June 12, 2001

                                     M2 LTD.
                                  BALANCE SHEET
                                FEBRUARY 28, 2001

                            (SEE ACCOUNTANT'S REPORT)




                                     ASSETS

CURRENT ASSETS
    Cash overdraft                                                                        $ (51,096)
    Accounts receivable, net of allowance for doubtful accounts                             425,450
    Unbilled services                                                                       211,155
    Loans receivable - officers                                                             100,284
    Miscellaneous receivables                                                                21,664
                                                                                          ---------
       Total Current Assets                                                                 707,457

PROPERTY AND EQUIPMENT
    Computer equipment                                                                      194,164
    Office furniture and equipment                                                           85,669
    Leasehold improvements                                                                   20,878
                                                                                           --------
       Total Cost                                                                           300,711
    Less:  Accumulated depreciation                                                         184,165
                                                                                           --------
       Net Property and Equipment                                                           116,546

OTHER ASSETS
    Computer software costs,  net of amortization                                             9,246
    Refundable deposits                                                                       2,107
                                                                                           --------
Total Other Assets                                                                           11,353
                                                                                           --------


TOTAL ASSETS                                                                               $835,356
                                                                                           ========



                               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
    Accounts payable and accrued expenses                                                 $  327,521
    Short-term bank borrowings                                                                91,048
    Current maturities of long-term debt                                                       5,765
    Taxes withheld from wages                                                                189,607
    Deferred revenues                                                                        293,459
                                                                                          ----------
       Total Current Liabilities                                                             907,400

LONG-TERM DEBT, net of current maturities                                                    305,932
                                                                                          ----------
TOTAL LIABILITIES                                                                          1,213,332

STOCKHOLDERS' EQUITY (DEFICIT)
    Common stock, $1 par value
       Authorized - 100,000 shares
       Issued and outstanding - 66,200 shares                                                 66,200
    Additional paid-in capital                                                               513,522
                                                                                          ----------
       Total Paid-in Capital                                                                 579,722
    Retained earnings (deficit)                                                             (957,698)
                                                                                          ----------
       Total Stockholders' Equity (Deficit)                                                 (377,976)
                                                                                          ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                      $  835,356
                                                                                          ==========


             See accompanying notes to unaudited financial statements.

                                     M2 LTD.
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                       SIX MONTHS ENDED FEBRUARY 28, 2001

                            (SEE ACCOUNTANT'S REPORT)


                                                                                                          TOTAL
                                                                       ADDITIONAL                      STOCKHOLDERS'
                                                         COMMON         PAID-IN         RETAINED          EQUITY
                                                         STOCK          CAPITAL         EARNINGS         (DEFICIT)
                                                         ------        ----------       --------       -------------
BALANCES - August 31, 2000                              $66,200         $513,522       $(905,375)        $(325,653)

Net loss for the six months ended
    February 28, 2001                                       -0-              -0-         (52,323)          (52,323)
                                                        -------         --------       ---------         ---------

BALANCES - February 28, 2001                            $66,200         $513,522       $(957,698)        $(377,976)
                                                        =======         ========       =========         =========



             See accompanying notes to unaudited financial statements.

                                     M2 LTD.
                             STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED FEBRUARY 28, 2001

                            (SEE ACCOUNTANT'S REPORT)



REVENUES                                                                     $1,453,705

DIRECT EXPENSES                                                                 974,547
                                                                             ----------
GROSS PROFIT                                                                    479,158

OPERATING EXPENSES
    Sales and marketing expenses                                                144,888
    General and administrative expenses                                         437,597
                                                                             ----------
       Total Operating Expenses                                                 582,485

OPERATING LOSS                                                                 (103,327)

OTHER INCOME (EXPENSE)
    Officers' salaries abatement                                                114,897
    Penalties and interest expense                                              (63,893)
                                                                             ----------
       Net Other Income                                                          51,004
                                                                             ----------
LOSS BEFORE INCOME TAXES                                                        (52,323)

PROVISION FOR INCOME TAXES                                                          -0-
                                                                             ----------
NET LOSS                                                                     $  (52,323)
                                                                             ==========



             See accompanying notes to unaudited financial statements.

                                     M2 LTD.
                             STATEMENT OF CASH FLOWS
                       SIX MONTHS ENDED FEBRUARY 28, 2001

                            (SEE ACCOUNTANT'S REPORT)



CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                                             $ (52,323)
    Adjustments to reconcile net loss to net cash
       used in operating activities:
          Depreciation and amortization                                                     20,100
          Rent abatement                                                                   (42,337)
          Officers' salaries abatement                                                    (114,897)
          Changes in operating assets and liabilities:
              Accounts receivable                                                          (83,373)
              Unbilled services                                                            (42,336)
              Accounts payable and accrued expenses                                       (166,712)
              Taxes withheld from wages                                                     79,672
              Deferred revenues                                                            200,449
              Other                                                                        (12,486)
                                                                                         ---------
       Net Cash Used in Operating Activities                                              (214,243)

CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property and equipment                                                  (14,068)
    Acquisition of computer software                                                        (1,820)
    Loans to officers                                                                       (2,621)
    Loans to employees                                                                      (8,087)
                                                                                         ---------
       Net Cash Used in Investing Activities                                               (26,596)

CASH FLOWS FROM FINANCING ACTIVITIES
    Increase in long-term debt                                                             183,033
    Net reduction in short-term bank borrowings                                             (3,138)
                                                                                         ---------
       Net Cash Provided by Financing Activities                                           179,895
                                                                                         ---------
NET DECREASE IN CASH                                                                      (60,944)
                                                                                         ---------
CASH AT BEGINNING OF PERIOD                                                                 9,848
                                                                                         ---------
CASH (OVERDRAFT) AT END OF PERIOD                                                        $(51,096)
                                                                                         =========



SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

    Interest paid                                                                        $  15,119
                                                                                         =========

    Income taxes paid                                                                    $     -0-
                                                                                         =========

             See accompanying notes to unaudited financial statements.

                                     M2 LTD.
                     Notes to Unaudited Financial Statements
                                February 28, 2001

                            (See Accountant's Report)



Note 1:  Organization

       M2 Ltd. (the Company) is engaged in language translation, globalization, and localization, primarily through the use of computer software that enables businesses to communicate and market to their customers in their native language. The Company was organized as a Maryland corporation on August 27, 1979. In April, 2000, the Company's stockholders entered into an agreement with Salesmation.com, Inc. (Salesmation) whereby all of the outstanding shares of the Company's common stock were acquired by Salesmation in exchange for 200,000 shares of Salesmation's common stock. In connection with the stock exchange, Salesmation agreed to make a capital contribution to the Company in the amount of $500,000.

       On February 15, 2001, Salesmation entered into a definitive Share Exchange Agreement to sell the Company to HealthStar Corporation (HealthStar) in exchange for 4,000,000 newly issued shares of HealthStar common stock. In conjunction with this Agreement, Salesmation agreed that the Company would be essentially debt free as of the closing of the transaction. On March 14, 2001, in consideration of the Company being permitted to have approximately $306,000 of long-term debt at closing, Salesmation and HealthStar agreed that 1,500,000 newly issued shares would be held in escrow subject to the Company achieving certain financial benchmarks. This Agreement became effective on April 2, 2001.

Note 2:  Summary of Significant Accounting Policies

       The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States. Following is a description of the most significant of those policies:

              BASIS OF PRESENTATION: The accompanying unaudited financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for a complete financial statement presentation. In the opinion of management, such unaudited interim financial information reflects all adjustments, consisting only of normal recurring adjustments, necessary to present the Company's financial position and results of operations for the period presented. The results of operations for the interim period is not necessarily indicative of the results to be expected for a full fiscal year. It is suggested that these financial statements be read in conjunction with the Company's audited financial statements for the years ended August 31, 2000 and 1999.

              USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

                                     M2 LTD.
                     Notes to Unaudited Financial Statements
                                February 28, 2001

                            (See Accountant's Report)



Note 2:  Summary of Significant Accounting Policies (Continued)

              ACCOUNTS RECEIVABLE: Provision is made for doubtful accounts based on anticipated collection losses. Estimated losses are determined from historical collection experience and a review of outstanding receivables. The Company does not require collateral or other security to support accounts receivable.

              REVENUE RECOGNITION: Revenues for translation services are recognized when the services are rendered. Services provided prior to the actual billings for such services are recorded as "unbilled services." Billings made in advance of services rendered, resulting primarily from the receipt of advance deposits, are recorded as "deferred revenues."

              PROPERTY AND EQUIPMENT: Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed under the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and routine repairs are charged to expense as incurred; expenditures for improvements and major repairs that materially extend the useful lives of assets are capitalized.

              COMPUTER SOFTWARE: The cost of purchased software is capitalized and amortized under the straight-line method based on the estimated useful life of the software.

              ADVERTISING: Costs associated with advertising are expensed in the year incurred and included in operating expenses. Total advertising and promotion expense for the six months ended February 28, 2001 was $30,721.

              INCOME TAXES: Deferred income taxes and deferred income tax benefits are provided to reflect the tax effect of temporary differences between financial and income tax reporting. The Company computes deferred income taxes under the provisions of Statement of Financial Accounting Standards No. 109, which requires the use of an asset and liability method of accounting for income taxes. Statement No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that a portion of the deferred income tax benefits will not be realized. Because of the uncertainty regarding the realization of the deferred income tax benefits in future years, the Company has recorded a valuation allowance for the entire amount of the net deferred tax benefit.